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                                                                    EXHIBIT 10.2




                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------

        THIS AGREEMENT is entered into as of April 1, 2002, by and between Westar Energy, Inc. (formerly named Western Resources, Inc.), a Kansas corporation (the "Company") and Douglas T. Lake ("Executive").



                               W I T N E S S E T H
                               - - - - - - - - - -

        WHEREAS, the Company and Executive entered into an Employment Agreement (the "Employment Agreement") effective as of September 19, 2000; and

        WHEREAS, the Company, as a cost-saving measure, has taken action to reduce Executive's base salary, notwithstanding the provisions of the Employment Agreement precluding such reduction; and

        WHEREAS, Executive is willing to accept such reduction in base salary provided the Company agrees to the terms of this Amendment to the Employment Agreement; and

        WHEREAS, as an inducement to Executive to accept such reduction in base salary, the Company is willing to agree to the terms of this Amendment to the Employment Agreement;

        NOW, THEREFORE, the Company and Executive hereby agree as follows:

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                                      -2-



        1. Executive agrees to accept the reduction in his base salary pursuant to the resolution approved by the Board of Directors of the Company on December 5, 2001.

        2. The Company agrees that the benefits to which Executive is entitled under the Employment Agreement and under the Company's other employee benefit plans, programs, arrangements, and agreements, including without limitation the annual incentive bonus and the Company's Executive Salary Continuation Plan, shall be computed as if Executive's base salary had not been reduced.

        3. Except as modified above, the Employment Agreement remains in full force and effect.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer of the Company and Executive has executed this Agreement as of the day and year first above written.



                                                   WESTAR ENERGY, INC.

                                                   By: /s/ Paul R. Geist
                                                       -----------------
                                                      Paul R. Geist
                                                      Senior Vice President and
                                                      Chief Financial Officer

/s/ Douglas T. Lake
-------------------
Douglas T. Lake